Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies that this Annual Report on Form 10-KSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Bank of the James Financial Group, Inc.

BANK OF THE JAMES FINANCIAL GROUP, INC.

Date: March 28, 2007	By	/S/ Robert R. Chapman III
Robert R. Chapman, III
President and Director (Principal Executive Officer)
Date: March 28, 2007
	By	/S/ J. Todd Scruggs
J. Todd Scruggs
Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)

E-4